UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2024

Grayscale Bitcoin Mini Trust ETF

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42194	99-6383052
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Grayscale Investments, LLC 290 Harbor Drive, 4th Floor
Stamford, Connecticut		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 668-1427

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Grayscale Bitcoin Mini Trust ETF Shares	BTC	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 30, 2024, Grayscale Investments, LLC, the sponsor (the “Sponsor”) filed a Certificate of Amendment to Certificate of Trust on behalf of Grayscale Bitcoin Mini Trust ETF (the “Trust”) with the Secretary of the State of the State of Delaware for the purpose of changing its name from “Grayscale Bitcoin Mini Trust (BTC)” to “Grayscale Bitcoin Mini Trust ETF” (the “Certificate of Amendment”), with an effective date of November 4, 2024.

Additionally, on November 4, 2024, the Sponsor entered into Amendment No. 1 (the “Amendment No. 1”) to the Amended and Restated Declaration of Trust and Trust Agreement (the “Trust Agreement”), dated as of July 23, 2024, as may be amended from time to time, which (i) changes the name of the Trust and (ii) generally provides that distributions from the Trust, if any, will be made solely in cash, each effective as of November 4, 2024.

The Certificate of Amendment, which also became effective as of November 4, 2024, is attached as Exhibit A to the Amendment No. 1.

The foregoing description of the Amendment No. 1 and the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment No. 1 and the Certificate of Amendment, copies of which are attached hereto as Exhibits 4.1 and 4.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Amendment No. 1 to the Amended and Restated Declaration of Trust and Trust Agreement
4.2	Certificate of Amendment to Certificate of Trust (attached as Exhibit A to Amendment No. 1 to the Amended and Restated Declaration of Trust and Trust Agreement)
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Grayscale Investments, LLC as Sponsor of Grayscale Bitcoin Mini Trust ETF

Date:	November 4, 2024	By:	/s/ Edward McGee
Name: Edward McGee Title: Chief Financial Officer*

* The Registrant is a trust and the identified person signing this report is signing in their capacity as an authorized officer of Grayscale Investments, LLC, the Sponsor of the Registrant.